SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 10, 2006

FIRST PACTRUST BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	000-49806	04-3639825
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

610 Bay Boulevard, Chula Vista, California	91910
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 691-1519

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 10, 2006, the Registrant issued its earnings release for the three month periods ended March 31, 2006 and March 31, 2005. The earnings release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit 99.1 - Press Release dated May 10, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST PACTRUST BANCORP, INC.

Date: May 10, 2006	By:	/s/ Regan J. Lauer
Regan J. Lauer
Senior Vice President/ Controller
(Principal Financial and Accounting Officer)

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